UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2014

First Citizens BancShares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 Six Forks Road Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

(919) 716-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2014, First Citizens BancShares, Inc., a Delaware corporation (the “Company”) and First Citizens Bancorporation, Inc., a South Carolina corporation (“South”), entered into a First Amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of June 10, 2014, by and between the Company and South (the “Merger Agreement”), pursuant to which South will merge with and into the Company, whereupon the separate corporate existence of South will cease and the Company will survive (the “Merger”).

The following provisions of the Merger Agreement have been amended pursuant to the Amendment:

•	Section 1.11 of the Merger Agreement has been amended to allow for the merger of First Citizens Bank and Trust Company, Inc., a South Carolina state-chartered bank and a wholly-owned subsidiary of South (“South Bank”), with and into First-Citizens Bank & Trust Company, a North Carolina state-chartered bank and wholly-owned subsidiary of the Company, to occur immediately following the Merger or at such other time as determined by the Company.

•	Section 6.15 of the Merger Agreement has been amended to clarify that all outstanding shares of South preferred stock be redeemed prior to the record date for the South shareholder meeting to approve the Merger.

•	Sections 7.2(e) and 7.3(e) of the Merger Agreement have been amended to change the date when tax opinions from legal counsel are to be delivered as a condition to closing the Merger.

•	Section 7.2(f) of the Merger Agreement has been amended to add, as a condition to closing the Merger, that the Company receive resignations from such directors and executive officers of South and South Bank as it may request.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of the Company’s and South’s financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed Merger. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.

Factors that could cause actual results to differ materially from those expressed in such forward-looking statements include the ability to obtain regulatory approvals and meet other closing conditions in the merger, including shareholder approval of each party, on the expected terms and schedule, delay in closing the merger, difficulties and delays in integrating the businesses of the companies or fully realizing cost savings and other benefits of the merger, changes in interest rates and capital markets and other factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These forward-looking statements are made only as of the date of this Report, and neither the Company nor South undertakes an obligation to release revisions to these forward looking statements to reflect events or conditions after the date of this Report.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed solicitation material in respect of the proposed Merger. In connection with the proposed merger, on July 17, 2014, the Company filed with the SEC a Form S-4 Registration Statement, containing a Joint Proxy Statement for the Company and South, a prospectus relating to the Company’s Common Stock and other documents relevant to the proposed transaction. The Registration Statement has not yet become effective. After the Registration Statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to shareholders of the Company and South. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Free copies of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s Internet site (www.sec.gov). These documents are also available, free of charge, from both the Company and South:

•	First Citizens BancShares – Visit the website at https://www.firstcitizens.com/meet-first-citizens/corporate-information/ and click on the words “Corporate Filings” or direct a request to Proxy Request, Post Office Box 27131, Raleigh, N.C. 27611-7131 or call 919.716.7711.

•	First Citizens Bancorporation – Visit the website at https://www.firstcitizensonline.com/about/financial/index.html, or direct a request to Proxy Request/Corporate Secretary, 1230 Main St., Columbia, S.C. 29201 or call 803.931.1320.

The Company and South and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the executive officers and directors of the Company is set forth in the proxy statement for the 2014 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 17, 2014. Information about the executive officers and directors of South is set forth in the Joint Proxy Statement/Prospectus that is part of the Registration Statement referred to above. These documents can be obtained free of charge from the sources indicated above.

The information on South’s website is not, and shall not be deemed to be, a part of the Company’s website or incorporated into this or any of the Company’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

Exhibit 2.1	First Amendment to Agreement and Plan of Merger by and between the Company and South, dated as of July 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc. (Registrant)

By:	/s/ Glenn D. McCoy
Glenn D. McCoy Chief Financial Officer

Date: July 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	First Amendment to Agreement and Plan of Merger by and between the Company and South, dated as of July 29, 2014.